presentation MAY 2021 FORT WORTH, TEXAS USA EXHIBIT 99.1

2 FORWARD-LOOKING STATEMENTS THIS PRESENTATION CONTAINS FORWARD-LOOKING STATEMENTS ABOUT THE BUSINESS, FINANCIAL CONDITION AND PROSPECTS OF FIRSTCASH, INC. AND ITS WHOLLY OWNED SUBSIDIARIES (TOGETHER, THE “COMPANY”). FORWARD-LOOKING STATEMENTS, AS THAT TERM IS DEFINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, CAN BE IDENTIFIED BY THE USE OF FORWARD-LOOKING TERMINOLOGY SUCH AS “BELIEVES,” “PROJECTS,” “EXPECTS,” “MAY,” “ESTIMATES,” “SHOULD,” “PLANS,” “TARGETS,” “INTENDS,” “COULD,” “WOULD,” “ANTICIPATES,” “POTENTIAL,” “CONFIDENT,” “OPTIMISTIC” OR THE NEGATIVE THEREOF, OR OTHER VARIATIONS THEREON, OR COMPARABLE TERMINOLOGY, OR BY DISCUSSIONS OF STRATEGY, OBJECTIVES, ESTIMATES, GUIDANCE, EXPECTATIONS AND FUTURE PLANS. FORWARD-LOOKING STATEMENTS CAN ALSO BE IDENTIFIED BY THE FACT THESE STATEMENTS DO NOT RELATE STRICTLY TO HISTORICAL OR CURRENT MATTERS. RATHER, FORWARD-LOOKING STATEMENTS RELATE TO ANTICIPATED OR EXPECTED EVENTS, ACTIVITIES, TRENDS OR RESULTS. BECAUSE FORWARD-LOOKING STATEMENTS RELATE TO MATTERS THAT HAVE NOT YET OCCURRED, THESE STATEMENTS ARE INHERENTLY SUBJECT TO RISKS AND UNCERTAINTIES. WHILE THE COMPANY BELIEVES THE EXPECTATIONS REFLECTED IN FORWARD-LOOKING STATEMENTS ARE REASONABLE, THERE CAN BE NO ASSURANCES SUCH EXPECTATIONS WILL PROVE TO BE ACCURATE. SECURITY HOLDERS ARE CAUTIONED SUCH FORWARD-LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTIES. CERTAIN FACTORS MAY CAUSE RESULTS TO DIFFER MATERIALLY FROM THOSE ANTICIPATED BY THE FORWARD-LOOKING STATEMENTS MADE IN THIS PRESENTATION. SUCH FACTORS MAY INCLUDE, WITHOUT LIMITATION, THE RISKS, UNCERTAINTIES AND REGULATORY DEVELOPMENTS (1) RELATED TO THE COVID-19 PANDEMIC, INCLUDING THE UNKNOWN DURATION AND SEVERITY OF THE COVID-19 PANDEMIC, WHICH MAY BE IMPACTED BY VARIANTS OF THE COVID-19 VIRUS AND THE TIMING, AVAILABILITY AND EFFICACY OF THE COVID-19 VACCINES IN THE JURISDICTIONS IN WHICH THE COMPANY OPERATES, THE IMPACT OF GOVERNMENTAL RESPONSES THAT HAVE BEEN, AND MAY IN THE FUTURE BE, IMPOSED IN RESPONSE TO THE PANDEMIC, INCLUDING STIMULUS PROGRAMS WHICH COULD ADVERSELY IMPACT LENDING DEMAND AND REGULATIONS WHICH COULD ADVERSELY AFFECT THE COMPANY’S ABILITY TO CONTINUE TO FULLY OPERATE, POTENTIAL CHANGES IN CONSUMER BEHAVIOR AND SHOPPING PATTERNS WHICH COULD IMPACT DEMAND FOR BOTH THE COMPANY’S PAWN LOAN AND RETAIL PRODUCTS, CHANGES IN THE ECONOMIC CONDITIONS IN THE UNITED STATES AND LATIN AMERICA, WHICH POTENTIALLY COULD HAVE AN IMPACT ON DISCRETIONARY CONSUMER SPENDING OR IMPACT DEMAND FOR PAWN LOAN PRODUCTS, AND CURRENCY FLUCTUATIONS, PRIMARILY INVOLVING THE MEXICAN PESO AND (2) THOSE DISCUSSED AND DESCRIBED IN THE COMPANY’S MOST RECENT ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”), INCLUDING THE RISKS DESCRIBED IN PART 1, ITEM 1A, “RISK FACTORS” THEREOF, AND OTHER REPORTS FILED SUBSEQUENTLY BY THE COMPANY WITH THE SEC. MANY OF THESE RISKS AND UNCERTAINTIES ARE BEYOND THE ABILITY OF THE COMPANY TO CONTROL, NOR CAN THE COMPANY PREDICT, IN MANY CASES, ALL OF THE RISKS AND UNCERTAINTIES THAT COULD CAUSE ITS ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE INDICATED BY THE FORWARD-LOOKING STATEMENTS. THE FORWARD-LOOKING STATEMENTS CONTAINED IN THIS PRESENTATION SPEAK ONLY AS OF THE DATE OF THIS PRESENTATION, AND THE COMPANY EXPRESSLY DISCLAIMS ANY OBLIGATION OR UNDERTAKING TO REPORT ANY UPDATES OR REVISIONS TO ANY SUCH STATEMENT TO REFLECT ANY CHANGE IN THE COMPANY’S EXPECTATIONS OR ANY CHANGE IN EVENTS, CONDITIONS OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENT IS BASED, EXCEPT AS REQUIRED BY LAW.

3 COMPANY OVERVIEW FIRSTCASH IS THE LEADING INTERNATIONAL OPERATOR OF PAWN STORES WITH OVER 2,770 RETAIL PAWN LOCATIONS AND 17,000 EMPLOYEES IN 24 U.S. STATES, THE DISTRICT OF COLUMBIA AND FOUR COUNTRIES IN LATIN AMERICA INCLUDING MEXICO, GUATEMALA, COLOMBIA AND EL SALVADOR… Pawn stores are neighborhood-based retail locations that buy and sell pre-owned consumer products such as jewelry, electronics, tools, appliances, sporting goods and musical instruments, and make small consumer pawn loans Grow revenues and income by opening new retail pawn locations, acquiring existing pawn stores in strategic markets and increasing revenue and operating profits in existing stores Provide a quick and convenient location to buy and sell value-priced merchandise and obtain small secured consumer loans, also known as pawn loans, to unbanked, under-banked and credit-challenged customers

4 $93 $275 $114 $107 $5 $93 $368 $482 $588 $593 $0 $100 $200 $300 $400 $500 $600 2017 2018 2019 2020 YTD_2021 Cumulative Current Year Annual dividend per share; Future cash dividends subject to Board of Directors approval INCREASING DIVIDEND CREATING GROWTH AND SHAREHOLDER VALUE 2,111 2,473 2,679 2,748 2,771 0 500 1,000 1,500 2,000 2,500 3,000 2017 2018 2019 2020 Mar_2021 $0.77 $0.91 $1.02 $1.08 $1.20 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 2017 2018 2019 2020 Current Run-Rate 21% compound annual growth rate over last 5 years – Investing in new stores, acquisitions and real estate STORE GROWTH Since 2017 — in Millions SHARE REPURCHASES As of 03/31/2021 1 1 Future dividends are subject to approval by the Company’s Board of Directors

5 66 123 282 595 906 2,085 2,473 2,748 2,771 1988 1989 - 1996 1997 - 2001 2002 - 2005 2006 - 2010 2011 - 2013 2014 - 2016 2017 - 2019 2020 YTD_2021 FIRSTCASH HISTORY FIRST ACQUIRED STORE SUITLAND, MD USA FIRST STORE 1988 HALTOM CITY, TX USA 100+ STORES IN MEXICO OVER 260 DE NOVO STORES OPENINGS 500TH LATAM STORE OPENED DESPITE THE CHALLENGES OF 2020 — LATIN AMERICA: 75 DE NOVO AND 40 ACQUIRED DOMESTIC: 22 ACQUIRED IN TEXAS AND THE CAROLINAS LONG-TERM BUSINESS PLAN IS TO GROW REVENUES AND INCOME BY OPENING NEW (“DE NOVO”) RETAIL PAWN LOCATIONS, ACQUIRING EXISTING PAWN STORES IN STRATEGIC MARKETS AND DRIVING SAME-STORE SALES ● FIRST STORES IN MEXICO ● 100TH DE NOVO STORE WORLDWIDE ● 500TH DE NOVO STORE OPENED ● 300+ TOTAL STORES IN MEXICO ● CASH AMERICA MERGER (OVER 800 U.S. STORES) ● MAXI PRENDA ACQUISITION (FIRST STORES IN GUATEMALA & EL SALVADOR) ● 530+ STORE ACQUISITION ● FIRST STORES IN COLOMBIA As of 03/31/2021 ● 24 DE NOVO (LATAM) ● 2 ACQUIRED (U.S.) YTD STORE ADDITIONS

“ABOUT 53 MILLION U.S. ADULTS DON’T HAVE CREDIT SCORES. ANOTHER ROUGHLY 56 MILLION HAVE SUBPRIME SCORES. SOME HAVE A CHECKERED BORROWING HISTORY OR HIGH DEBT LOADS. BUT OTHERS, BANKS POINT OUT, JUST DON’T HAVE TRADITIONAL BORROWING BACKGROUNDS, OFTEN BECAUSE THEY ARE NEW TO THE U.S. OR PAY FOR MOST EXPENSES WITH CASH” SEPTEMBER 2019

7 PAWN LOAN OVERVIEW $76 $215 $0 $50 $100 $150 $200 $250 LATAM U.S. Non-Recourse Loans Fully Collateralized with Personal Property R SETAIL ALES TYPICAL MARGIN: 35% - 45% P S FAWN ERVICE EES MONTHLY YIELD: 12% - 13% C DUSTOMER OES NOT REPAY LOAN OR FEE CUSTOMER REPAYS LOAN & PAWN SERVICE FEE ~25% - 30% ~70% - 75% CUSTOMER ENTERS STORE WITH PERSONAL ASSET ~25% ~75% SELLS ASSET TO COMPANY PAWN LOAN (COLLATERALIZED WITH ASSET) Total transaction time less than 15 minutes TYPICAL PAWN TRANSACTION CYCLE – TYPICALLY 30-TO-60-DAY TERM – AVERAGE LOAN SIZE: PAWN LOANS ARE SMALL AND AFFORDABLE WITH A SHORT DURATION – DESIGNATED ESSENTIAL BUSINESS IN MOST JURISDICTIONS – COLLATERAL HELD IN SECURE BACKROOM OF STORE – RAPID LIQUIDATION OF FORFEITED COLLATERAL THROUGH PAWNSHOP RETAIL OPERATIONS FIRSTCASH SERVES UNDERBANKED AND CASH CONSTRAINED CONSUMERS Results as of 03/31/2021

8 DIVERSIFIED REVENUE STREAM Retail Sales and Pawn Lending 27% 67% 6% 49% 2% 49% $ $ TTM results as of 03/31/2021

9 PAWN COLLATERAL AND INVENTORY COMPOSITION Results as of 03/31/2021 JEWELRY ELECTRONICS TOOLS SPORTING GOODS MUSICAL INSTRUMENTS OTHER PAWN COLLATERAL INVENTORY U.S. SEGMENT PAWN COLLATERAL INVENTORY LATAM SEGMENT PAWN COLLATERAL INVENTORY CONSOLIDATED 70% 34% 57% 12% 25%49% 56% 42% 52% 11% 21%41% 8% 9% 12% 11% 9% 6%

10 ESG: SUSTAINABILITY IS CORE TO FIRSTCASH REPLACING TAKE MAKE  DISPOSE WITH BUY  USE  RETURN NEIGHBORHOOD-BASED STORES CONTRIBUTE TO THE MODERN “CIRCULAR ECONOMY” INVENTORY IS PRE-OWNED MERCHANDISE WHICH IS SOURCED AND THEN RECYCLED WITHIN EACH STORE’S GEOGRAPHIC NEIGHBORHOOD LOCAL SOURCING OF PRE-OWNED GOODS ELIMINATES CARBON FOOTPRINT OF MANUFACTURING FACILITIES, DISTRIBUTION CENTERS AND TRANSPORTATION SERVICES BUY AND RESELL POPULAR CONSUMER PRODUCTS IN A SAFE AND SECURE ENVIRONMENT FOR EMPLOYEES AND CUSTOMERS

11 — STRICT COVID-19 SAFETY PROTOCOLS — ROBUST CONSUMER AND CORPORATE COMPLIANCE PROGRAMS — PRIVACY AND DATA PROTECTION POLICIES ESG: COMMITMENT TO SOCIAL RESPONSIBILITY — THAT PROMOTE CUSTOMER SERVICE AND PROFESSIONALISM — IN LENDING PRACTICES, MERCHANDISE VALUATION AND REGULATORY COMPLIANCE — WHICH PAY ON AVERAGE 4-5% OF GROSS PROFIT DIRECTLY TO EMPLOYEES 46% 54% 46% 54% ALL EMPLOYEES MANAGEMENT WOMEN MEN 64% 36% 70% 30% ALL EMPLOYEES MANAGEMENT DIVERSE NON-DIVERSE All Demographics as of December 31, 2020

OVERVIEW LATIN AMERICA o o o 12 BOGOTA, COLOMBIA MEXICO, GUATEMALA, COLOMBIA AND EL SALVADOR

13 FIRSTCASH LATAM GROWTH — REVENUE AND STORE COUNT $368 $417 $487 $557 $671 $553 $368 $485 $573 $666 $803 $725 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 2015 2016 2017 2018 2019 2020 Total Revenue, USD $ CC Revenue, 2015 MXN @ 15.85 REVENUE GROWTH Presented constant currency results are non-GAAP financial measures and are calculated by translating 2016, 2017, 2018, 2019 and 2020 amounts using the average exchange rate for the year ended December 31, 2015 607 647 690 707 795 864 888 130 308 309 672 828 838 837 737 955 999 1,379 1,623 1,702 1,725 2015 2016 2017 2018 2019 2020 Q1_2021 De Novo Openings Acquisitions STORE COUNT 38 41 45 52 89 75 24 32 179 5 366 163 40 70 220 50 418 252 115 24 2015 2016 2017 2018 2019 2020 Q1_2021 De Novo Openings Acquisitions STORE ADDITIONS BY YEAR

14 36% 35% 35% 36% 37% 35% 34% 32% 35% 36% 37% 38% 22% 23% 23% 24% 22% 22% 22% 21% 21% 17% 19% 21% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% Q 1 Q 2 Q 3 Q 4- 20 18 Q 1 Q 2 Q 3 Q 4- 20 19 Q 1 Q 2 Q 3 Q 4- 20 20 Q 1 Retail Sales Margin Segment Pre-Tax Profit Margin 0% 20% 40% 60% 80% 100% 120% 03 /0 1/ 20 03 /1 5 03 /2 9 04 /1 2 04 /2 6 05 /1 0 05 /2 4 06 /0 7 06 /2 1 07 /0 5 07 /1 9 08 /0 2 08 /1 6 08 /3 0 09 /1 3 09 /2 7 10 /1 1 10 /2 5 11 /0 8 11 /2 2 12 /0 6 12 /2 0 01 /0 3 01 /1 7 01 /3 1 02 /1 4 02 _2 8 03 _1 4 03 _2 8 04 _1 1 04 _2 5 Pawn Receivables Loan Originations (Trailing 30 Days) KEY OPERATING TRENDS – LATIN AMERICA OPERATIONS MEXICO SEGMENT MARGIN BY QUARTER LATAM RETAIL SALES MARGIN AND SEGMENT PROFIT MARGIN BY QUARTER MEXICO SAME-STORE PAWN RECEIVABLES AND LOAN ORIGINATIONS (COMPARED TO YEAR 2019) Results in Constant Currency Q1_2020 Q2_2020 Q3_2020 Q4_2020 Q1_2021 05 /0 2/ 20

15 PROVEN NEW STORE OPENING PROCESS AND RAPID PAYBACK MODEL NEW STORE INVESTMENT (USD $) CAP EX — LEASEHOLD IMPROVEMENTS & FIXTURES — COMPUTER & SECURITY EQUIPMENT $181,000 START-UP LOSSES — PRE-OPENING — FIRST SIX MONTHS OF OPERATION $26,000 TOTAL STORE INVESTMENT $207,000 WORKING CAPITAL (USD $) FIRST YEAR FOR NEW STORE — OPERATING CASH — LOAN FUNDING — INVENTORY $93,000 1 YEAR 1 YEAR 2 YEAR 3 YEAR 4 YEAR 5 $0 $100 $200 $300 $400 $500 $600 REVENUE TYPICAL MEXICO NEW STORE RAMP  STANDARDIZED STORE LAYOUTS, FIXTURES AND EQUIPMENT  STATE OF THE ART SECURITY TECHNOLOGY  CONSISTENT PROCESS ENSURES THE NEW STORES ARE DELIVERED ON TIME AND WITHIN BUDGET  OPENED FIRST STORES IN MEXICO IN 1999  EXPERIENCED REAL ESTATE DEVELOPMENT TEAM  PROVEN SITE SELECTION STRATEGY SAME SITE AFTER REDEVELOPMENTUNDEVELOPED SITETYPICAL MEXICO NEW STORE RAMP YEAR 1 YEAR 2 YEAR 3 YEAR 4 YEAR 5 -$30 $0 $30 $60 $90 $120 STORE LEVEL INCOME (PRE-TAX) 1 Peso to dollar exchange rate of 19.3 DE NOVO STORE OPENING – COLIMA CITY, COLIMA MEXICO USD $ USD $

16 MEXICO CONSUMER ECONOMY $0 $10 $20 $30 $40 $50 56% 22% 67% 48% 41% 56% 21% 65% 49% 40% 0% 20% 40% 60% 80% Mexico Chile Peru Colombia Brazil Pre-Pandemic January 2021 Data 69% 31% MEXICO CONSUMER CREDIT PENETRATION SOURCES: INEGI MEXICO EMPLOYMENT INFORMALITY VS. PEERS SOURCE: NATIONAL INSTITUTE OF STATISTIC AND GEOGRAPHY (INEGI) MEXICO REMITTANCE DOLLARS (IN USD $ BILLIONS) SOURCES: THE WORLD BANK AND BANK OF MEXICO “MEXICANS IN U.S. SENT RECORD REMITTANCES DESPITE COVID-19 PANDEMIC” THE WALL STREET JOURNAL — JANUARY 2021 $40 BILLION USD $

OVERVIEW UNITED STATES o – GROWING POPULATIONS – FAVORABLE DEMOGRAPHICS – STABLE REGULATIONS o o – HIGHLY FRAGMENTED INDUSTRY – PRIMARILY ROLLUPS OF SMALL INDEPENDENT OPERATORS (1 TO 30 STORES) 17 ATLANTA, GEORGIA USA

18 U.S. OPERATIONS — OVER 1,000 LOCATIONS 27 27 22 2 2018 2019 2020 YTD-2021 U.S. ACQUIRED STORES BY YEAR Store counts as of 03/31/2021 NV AK WA LA UT NE AZ CO TX MO OK IL IN OH GAAL FL KY TN NC VA WY SC MD DC FIRSTCASH HEADQUARTERS RECENT U.S. ACQUISITIONS 1,046 RETAIL PAWN STORE LOCATIONS — 2 PAWN STORES IN Q1 OF 2021  2 STORES IN TX — 22 PAWN STORES IN Q4 OF 2020  12 STORES IN TX, 9 IN NC AND 1 IN SC

19 0% 20% 40% 60% 80% 100% 120% 03 /0 1/ 20 03 /1 5 03 /2 9 04 /1 2 04 /2 6 05 /1 0 05 /2 4 06 /0 7 06 /2 1 07 /0 5 07 /1 9 08 /0 2 08 /1 6 08 /3 0 09 /1 3 09 /2 7 10 /1 1 10 /2 5 11 /0 8 11 /2 2 12 /0 6 12 /2 0 01 /0 3 01 /1 7 01 /3 1 02 /1 4 02 _2 8 03 _1 4 03 _2 8 04 _1 1 04 _2 5 Pawn Receivables Loan Originations (Trailing 30 Days) 35% 37% 37% 37% 37% 38% 38% 39% 39% 42% 44% 45% 20% 18% 19% 22% 21% 18% 20% 22% 21% 18% 16% 21% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% Q 1 Q 2 Q 3 Q 4- 20 18 Q 1 Q 2 Q 3 Q 4- 20 19 Q 1 Q 2 Q 3 Q 4- 20 20 Q 1 Retail Sales Margin Segment Pre-Tax Profit Margin MEXICO SEGMENT MARGIN BY QUARTER U.S. RETAIL SALES MARGIN AND SEGMENT PROFIT MARGIN BY QUARTER U.S. SAME-STORE PAWN RECEIVABLES AND LOAN ORIGINATIONS (COMPARED TO YEAR 2019) KEY OPERATING TRENDS – U.S. OPERATIONS CARES ACT — 1ST ROUND OF STIMULUS $1,200 PER ADULT / $500 PER CHILD Q1_2020 Q2_2020 Q3_2020 CRRSAA ACT — 2ND ROUND OF STIMULUS $600 PER ADULT / $600 PER CHILD AMERICAN RESCUE PLAN — 3RD ROUND OF STIMULUS $1,400 PER ADULT / $1,400 PER CHILD Q4_2020 Q1_2021 05 /0 2/ 20

20 STABLE REGULATORY CLIMATE FOR PAWN oPAWN LOANS ARE DIFFERENT FROM TRADITIONAL CONSUMER LOAN PRODUCTS AND NOT SUBJECT TO THE CFPB SMALL DOLLAR LOAN RULES BECAUSE THEY: — ARE COLLATERALIZED WITH A TANGIBLE ASSET — ARE NON-RECOURSE LOANS — HAVE SIGNIFICANTLY SMALLER AVERAGE LOAN SIZES — DO NOT INVOLVE CREDIT CHECKS, COLLECTION ACTIVITIES, ACH TRANSACTIONS OR NEGATIVE CREDIT REPORTING oREGULATIONS ARE PRIMARILY AT THE STATE LEVEL IN THE U.S. AND THE FEDERAL LEVEL IN LATIN AMERICA — MINIMAL REGULATORY CHANGES OVER THE LAST 25 YEARS — STATES WITH POSITIVE RATE CHANGES INCLUDE: – OHIO: ENACTED MARCH 28, 2017 – WASHINGTON: ENACTED JULY 24, 2015 – ARIZONA: ENACTED JULY 24, 2014 – NEVADA: ENACTED OCTOBER 1, 2011

21 FINANCIAL HIGHLIGHTS MERIDA, YUCATAN MEXICO

22 DILUTED EARNINGS PER SHARE OPERATING RESULTS NET INCOME EBITDA $1 44 $1 53 $ 16 5 $1 07 $1 07 $1 31 $1 58 $1 68 $1 25 $1 20 $0 $50 $100 $150 $200 2017 2018 2019 2020 TTM Q1_2021 Net Income Adjusted Net Income $2 50 $ 27 5 $2 99 $2 14 $2 13 $2 73 $2 84 $3 04 $2 37 $2 28 $0 $100 $200 $300 $400 2017 2018 2019 2020 TTM Q1_2021 EBITDA Adjusted EBITDA $3 .0 0 $3 .4 1 $3 .8 1 $2 .5 6 $2 .6 0 $2 .7 4 $3 .5 3 $3 .8 9 $3 .0 1 $2 .9 0 $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 2017 2018 2019 2020 TTM Q1_2021 GAAP EPS Adjusted EPS $ in Millions, Except per Share Amounts

23 $300 $300 $300 $500 $500 $500 $335 $356 $200 $40 $123 $44 $635 $656 $500 $540 $623 $544 0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 4.0 4.5 $0 $100 $200 $300 $400 $500 $600 $700 $800 12/31/2019 3/31/2020 6/30/2020 9/30/2020 12/31/2020 3/31/2021 2024 5.375% Sr. Notes 2028 4.625% Sr. Notes Bank Lines of Credit $220 $243 $232 $222 $214 $235 $218 $222 $292 $275 $0 $50 $100 $150 $200 $250 $300 $350 2017 2018 2019 2020 TTM 3/31/2021 Cash Flow from Operating Activities Free Cash Flow CASH FLOW AND LEVERAGE LEVERAGE HISTORYCASH FLOW FROM OPERATING ACTIVITIES AND FREE CASH FLOW1 1 Non-GAAP financial measure. See reconciliation of non-GAAP financial measures elsewhere in this presentation 2 Adjusted EBITDA, which is a component used in the calculation of the Net Debt Ratio, is a non-GAAP financial measure; See Company’s 04/21/2021 press release for a calculation of the Net Debt Ratio Net Debt to Adjusted EBITDA2

24 $93 $275 $114 $107 $5 $93 $368 $482 $588 $593 46.9 43.6 42.3 41.0 41.0 20.0 25.0 30.0 35.0 40.0 45.0 50.0 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 2017 2018 2019 2020 YTD_2021 SH A RE S O U TS TA N D IN G (M IL LI O N S) S H A RE R E PU RC H A SE S (M IL LI O N S) Annual Repurchases – Current Year Shares Outstanding $0.125 $0.19 $0.22 $0.25 $0.27 $0.27 $0.125 $0.19 $0.22 $0.25 $0.27 $0.30 $0.125 $0.19 $0.22 $0.25 $0.27 $0.30 $0.19 $0.20 $0.25 $0.27 $0.27 $0.30 $0.57 $0.77 $0.91 $1.02 $1.08 $1.17 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 2016 2017 2018 2019 2020 2021 Quarter_1 Quarter_2 Quarter_3 Quarter_4 CASH DIVIDENDS & SHARE REPURCHASES CASH DIVIDEND HISTORY 7.8 Million shares repurchased represents 16% of share count at merger ACTIVE SHARE REPURCHASE PROGRAM 1 1 Future dividends are subject to approval by the Company’s Board of Directors Results as of 3/31/2021

25 GROWTH INVESTMENTS & SHAREHOLDER PAYOUTS The Last 10+ Years (since 2009) — $ in Millions $2.1 BILLION (SINCE 2009) $0 $250 $500 $750 $1,000 $1,250 $1,500 $1,750 $2,000 $2,250 $2.1 BILLION $510 $1,031 $598 STOCK REPURCHASES & DIVIDENDS ‒ 12,985,608 SPLIT-ADJUSTED SHARES REPURCHASED ‒ $197 MILLION IN CUMULATIVE DIVIDENDS PAID ACQUISITIONS ‒ 239 STORES ACQUIRED IN U.S. ‒ 869 STORES ACQUIRED IN LATIN AMERICA CAPITAL EXPENDITURES ‒ 740 DE NOVO STORE OPENINGS ‒ 211 PROPERTIES PURCHASED (SINCE 2009) ‒ 214 PROPERTIES CURRENTLY OWNED Results as of 3/31/2021

26 INVESTMENT RECAP PAWN EXCLUSIVE BUSINESS MODEL ‒ SMALL SECURED PAWN LOANS TO UNBANKED AND UNDERBANKED CONSUMERS WITH LIMITED OR NO ACCESS TO TRADITIONAL CREDIT PRODUCTS ‒ DIVERSIFIED LENDING AND RETAIL MODEL IS A SIGNIFICANT COMPETITIVE ADVANTAGE WITH STRONG MARGINS AND CASH FLOWS ‒ RESILIENT BUSINESS MODEL, NO CREDIT RISK PROVEN MULTI-COUNTRY GROWTH STRATEGY – MATURE U.S. BUSINESS GENERATES SIGNIFICANT CASH FLOW ‒ RUNWAY FOR GROWTH IN LATIN AMERICA WHERE CUSTOMER DEMOGRAPHICS ARE FAVORABLE AND LARGE FORMAT COMPETITION IS LIMITED STRONG BALANCE SHEET FUNDS GROWTH, ACQUISITIONS, SHARE BUYBACKS AND DIVIDENDS With over 12 million individual pre- owned items sold annually, we believe we are one of the largest resellers of recycled consumer products in the Americas…

27 APPENDIX CORPUS CHRISTI, TEXAS USA

28 NON-GAAP FINANCIAL INFORMATION THE COMPANY USES CERTAIN FINANCIAL CALCULATIONS SUCH AS ADJUSTED NET INCOME, ADJUSTED DILUTED EARNINGS PER SHARE, EBITDA, ADJUSTED EBITDA, FREE CASH FLOW, ADJUSTED FREE CASH FLOW AND CONSTANT CURRENCY RESULTS AS FACTORS IN THE MEASUREMENT AND EVALUATION OF THE COMPANY’S OPERATING PERFORMANCE AND PERIOD-OVER-PERIOD GROWTH. THE COMPANY DERIVES THESE FINANCIAL CALCULATIONS ON THE BASIS OF METHODOLOGIES OTHER THAN GAAP, PRIMARILY BY EXCLUDING FROM A COMPARABLE GAAP MEASURE CERTAIN ITEMS THE COMPANY DOES NOT CONSIDER TO BE REPRESENTATIVE OF ITS ACTUAL OPERATING PERFORMANCE. THESE FINANCIAL CALCULATIONS ARE “NON-GAAP FINANCIAL MEASURES” AS DEFINED UNDER THE SEC RULES. THE COMPANY USES THESE NON-GAAP FINANCIAL MEASURES IN OPERATING ITS BUSINESS BECAUSE MANAGEMENT BELIEVES THEY ARE LESS SUSCEPTIBLE TO VARIANCES IN ACTUAL OPERATING PERFORMANCE THAT CAN RESULT FROM THE EXCLUDED ITEMS, OTHER INFREQUENT CHARGES AND CURRENCY FLUCTUATIONS. THE COMPANY PRESENTS THESE FINANCIAL MEASURES TO INVESTORS BECAUSE MANAGEMENT BELIEVES THEY ARE USEFUL TO INVESTORS IN EVALUATING THE PRIMARY FACTORS THAT DRIVE THE COMPANY’S CORE OPERATING PERFORMANCE AND PROVIDE GREATER TRANSPARENCY INTO THE COMPANY’S RESULTS OF OPERATIONS. HOWEVER, ITEMS THAT ARE EXCLUDED AND OTHER ADJUSTMENTS AND ASSUMPTIONS THAT ARE MADE IN CALCULATING THESE NON- GAAP FINANCIAL MEASURES ARE SIGNIFICANT COMPONENTS IN UNDERSTANDING AND ASSESSING THE COMPANY’S FINANCIAL PERFORMANCE. THESE NON- GAAP FINANCIAL MEASURES SHOULD BE EVALUATED IN CONJUNCTION WITH, AND ARE NOT A SUBSTITUTE FOR, THE COMPANY’S GAAP FINANCIAL MEASURES. FURTHER, BECAUSE THESE NON-GAAP FINANCIAL MEASURES ARE NOT DETERMINED IN ACCORDANCE WITH GAAP AND ARE THUS SUSCEPTIBLE TO VARYING CALCULATIONS, THE NON-GAAP FINANCIAL MEASURES, AS PRESENTED, MAY NOT BE COMPARABLE TO OTHER SIMILARLY TITLED MEASURES OF OTHER COMPANIES. PLEASE REFERENCE THE FORM 10-Q FILED ON 04/26/2021 FOR FURTHER EXPLANATION.

FirstCash

RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

ADJUSTED FREE CASH FLOW

Reconciliation of Cash Flow From Operating Activities to Free Cash Flow & Adjusted Free Cash Flow

	Year Ended December 31,				Trailing Twelve Ended March 31,	
	2017	2018	2019	2020	2020	2021
Cash flow from operating activities	$220,357	$243,429	$231,596	$222,264	$237,284	$214,053
Cash flow from investing activities:						
Loan receivables, net[1]	40,735	10,125	34,406	107,008	44,469	97,123
Purchases of furniture, fixtures, equipment and improvements	(25,971)	(35,677)	(44,311)	(37,543)	(45,234)	(36,453)
Free cash flow	235,121	217,877	221,691	291,729	236,519	274,723
Merger and acquisition expenses paid, net of tax benefit	6,659	7,072	1,276	991	1,222	1,057
Adjusted free cash flow	$241,780	$224,949	$222,967	$292,720	$237,741	$275,780

[1] *Includes the funding of new loans net of cash repayments and recovery of principal through the sale of inventories acquired from forfeiture of pawn collateral*

ADJUSTED EBITDA

Reconciliation of Net Income to EBITDA and Adjusted EBITDA

	Year Ended December 31,				Trailing Twelve Ended March 31,
	2017	2018	2019	2020	2021
Net income	$143,892	$153,206	$164,618	$106,579	$107,376
Income taxes	28,420	52,103	59,993	37,120	36,877
Depreciation and amortization	55,233	42,961	41,904	42,105	42,043
Interest expense	24,035	29,173	34,035	29,344	28,156
Interest income	(1,597)	(2,444)	(1,055)	(1,540)	(1,513)
EBITDA	249,983	274,999	299,495	213,608	212,939
Adjustments:					
Merger and acquisition expenses	9,062	7,643	1,766	1,316	1,414
Non-cash foreign currency (gain) loss related to lease liability	-	-	(933)	1,249	(2,533)
Non-cash write-off of certain Cash America merger related lease intangibles	-	-	-	7,055	4,303
Non-cash impairment of certain other assets	-	-	-	1,900	-
Consumer lending wind-down costs and asset impairments	-	1,514	3,454	109	109
Loss on extinguishment of debt	14,114	-	-	11,737	11,737
Adjusted EBITDA	$273,159	$284,156	$303,782	$236,974	$227,969

FIRSTCASH INVESTOR RELATIONS 29

RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES (CONTINUED)

ADJUSTED NET INCOME

Reconciliation of Net Income to Adjusted Net Income

	Year Ended December 31,								Trailing Twelve Ended March 31,	
	2017		2018		2019		2020		2021	
	In Thousands	Per Share	In Thousands	Per Share	In Thousands	Per Share	In Thousands	Per Share	In Thousands	Per Share
Net Income	$143,892	$3.00	$153,206	$3.41	$164,618	$3.81	$106,579	$2.56	$107,376	$2.60
Adjustments, net of tax:										
Merger and acquisition expenses	5,710	0.12	5,412	0.12	1,276	0.03	991	0.02	1,057	0.02
Consumer lending wind-down costs and asset impairments	-	-	1,166	0.03	2,659	0.06	84	-	84	-
Net tax benefit from Tax Act	(27,269)	(0.57)	(1,494)	(0.03)	-	-	-	-	-	-
Non-cash foreign currency (gain) loss related to lease liability	-	-	-	-	(653)	(0.01)	874	0.02	(1,774)	(0.04)
Non-cash write-off of certain Cash America merger related lease intangibles	-	-	-	-	-	-	5,432	0.13	3,313	0.08
Non-cash impairment of certain other assets[1]	-	-	-	-	-	-	1,463	0.04	-	-
Accrual of pre-merger Cash America income tax liability	-	-	-	-	-	-	693	0.02	693	0.02
Loss on extinguishment of debt	8,892	0.19	-	-	-	-	9,037	0.22	9,037	0.22
Adjusted Net Income	$131,225	$2.74	$158,290	$3.53	$167,900	$3.89	$125,153	$3.01	$119,786	$2.90

[1] *Impairment related to a non-operating asset in which the Company determined that an other than temporary impairment existed as of March 31, 2020*

FIRSTCASH INVESTOR RELATIONS 30

31 CONSTANT CURRENCY CERTAIN PERFORMANCE METRICS DISCUSSED IN THIS PRESENTATION ARE PRESENTED ON A “CONSTANT CURRENCY” BASIS, WHICH IS CONSIDERED A NON-GAAP FINANCIAL MEASURE. THE COMPANY’S MANAGEMENT USES CONSTANT CURRENCY RESULTS TO EVALUATE OPERATING RESULTS OF BUSINESS OPERATIONS IN LATIN AMERICA, WHICH ARE PRIMARILY TRANSACTED IN LOCAL CURRENCIES. THE COMPANY BELIEVES CONSTANT CURRENCY RESULTS PROVIDE INVESTORS WITH VALUABLE SUPPLEMENTAL INFORMATION REGARDING THE UNDERLYING PERFORMANCE OF ITS BUSINESS OPERATIONS IN LATIN AMERICA, CONSISTENT WITH HOW THE COMPANY’S MANAGEMENT EVALUATES SUCH PERFORMANCE AND OPERATING RESULTS. CONSTANT CURRENCY RESULTS REPORTED HEREIN ARE CALCULATED BY TRANSLATING CERTAIN BALANCE SHEET AND INCOME STATEMENT ITEMS DENOMINATED IN LOCAL CURRENCIES USING THE EXCHANGE RATE FROM THE PRIOR- YEAR COMPARABLE PERIOD, AS OPPOSED TO THE CURRENT COMPARABLE PERIOD, IN ORDER TO EXCLUDE THE EFFECTS OF FOREIGN CURRENCY RATE FLUCTUATIONS FOR PURPOSES OF EVALUATING PERIOD-OVER-PERIOD COMPARISONS. BUSINESS OPERATIONS IN MEXICO, GUATEMALA AND COLOMBIA ARE TRANSACTED IN MEXICAN PESOS, GUATEMALAN QUETZALES AND COLOMBIAN PESOS. THE COMPANY ALSO HAS OPERATIONS IN EL SALVADOR WHERE THE REPORTING AND FUNCTIONAL CURRENCY IS THE U.S. DOLLAR.

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